Exhibit 99.2

 Allscripts Healthcare Solutions  January 2020  J.P. Morgan Healthcare Conference

 Disclaimer  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including the preliminary financial information included in this presentation, are based on the current beliefs and expectations of Allscripts management, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Actual results could differ significantly from those set forth in the forward-looking statements and reported results should not be considered an indication of future performance. Certain factors that could cause Allscripts actual results to differ materially from those described in the forward-looking statements include, but are not limited to: the final outcome of the criminal and civil investigations by the DOJ involving Practice Fusion, including our ability to negotiate final settlement agreements with the DOJ and the terms of such agreements; potential additional investigations and proceedings from governmental entities or third parties other than the DOJ related to the same or similar conduct underlying the DOJ’s investigations into Practice Fusion’s business practices; the expected financial results of businesses acquired by us; the successful integration of businesses acquired by us; the anticipated and unanticipated expenses and liabilities related to businesses acquired by us, including the civil investigation by the U.S. Attorney’s Office involving our EIS business; security breaches resulting in unauthorized access to our or our clients’ computer systems or data, including denial-of-services, ransomware or other Internet-based attacks; Allscripts ability to establish and maintain strategic relationships, including the recent strategic partnerships announced by our Veradigm business unit; Allscripts failure to compete successfully; consolidation in Allscripts industry; current and future laws, regulations and industry initiatives; increased government involvement in Allscripts industry; the failure of markets in which Allscripts operates to develop as quickly as expected; Allscripts or its customers’ failure to see the benefits of government programs; changes in interoperability or other regulatory standards; the effects of the realignment of Allscripts sales, services and support organizations; market acceptance of Allscripts products and services; the unpredictability of the sales and implementation cycles for Allscripts products and services; Allscripts ability to manage future growth; Allscripts ability to introduce new products and services; the performance of Allscripts products; Allscripts ability to protect its intellectual property rights; the outcome of legal proceedings involving Allscripts; Allscripts ability to hire, retain and motivate key personnel; performance by Allscripts content and service providers; liability for use of content; price reductions; Allscripts ability to license and integrate third party technologies; Allscripts ability to maintain or expand its business with existing customers; risks related to international operations; changes in tax rates or laws; business disruptions; Allscripts ability to maintain proper and effective internal controls; and asset and long-term investment impairment charges. Additional information about these and other risks, uncertainties, and factors affecting Allscripts business is contained in Allscripts filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the most recent Allscripts Annual Report on Form 10-K and subsequent Form 10-Qs. Allscripts does not undertake to update forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes in its business, financial condition or operating results over time.

 What Distinguishes Allscripts  Delivering Interoperability  Scale – 3rd Largest HIT Company  Open  EHR Adjacent Growth Platforms  Breadth and Depth  >$1.25B investment in R&D and ~ 130 patents since 2016   Connecting data sources across the community to improve the health of entire populations

 Culture – Giving Back  18participating offices  30nonprofits supported  59,071meals prepared  35,000pounds of food salvaged  Countless lives impacted   Annual Global Impact Day  Major Partnerships

         Systems of Record    Systems of Engagement    Systems of Analysis    Continued Innovations            A Vision for Our Clients for Today and Tomorrow

2019 Was a Year of Progress on Strategic Goals

Provider

- Strong renewal and expansion activity across base including at largest client, Northwell Health and 3rd largest client, PIH Health
- Northwell joint EHR development agreement
- Retained significant portion of Paragon base
- Expanded international presence with Sunrise in Philippines and Qatar
- EHR adjacent platforms are resonating with clients

Veradigm

- Invested in key analytics capabilities and built Veradigm brand
- NextGen deal significantly increased ambulatory data and increased data exchange transactions using Veradigm solutions
- Partnered with Komodo Health to create largest linked EHR and claims dataset

Corporate

- Accelerated bookings growth: *~14% expected for 2019*
- Returned capital to shareholders: *$111M YTD 9/30/19*
- Positioned to generate revenue growth and increased free cash flow in 2020 and beyond
- EHR solutions recognized as #1 globally in user satisfaction by Black Book

© 2020 Allscripts Healthcare, LLC and/or its affiliates.

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 Solidified Long Term Relationship with Northwell Health              2018  2H19  2H19  2H19  Renewed Touchworks Platform for an additional 5 years  Innovative Agreement to Create Next Generation EHR  Renewed Sunrise Platform Through 2027  Renewed Managed Services Agreement Through 2026        Largest client  23 Hospitals  700+ outpatient practices  Managed Services renewal expected to add approximately $500M to backlog as of 12/31/19

 Unique Growth Platforms

 Leading Ambulatory Share Positions Allscripts to Benefit from Shift to Outpatient   Source: 2019 American Hospital Association Hospital Statistics  Source: Deloitte analysis using data from AHA annual survey and Medicare cost reports (via Truven Health Analytics)  Share of outpatient services in hospital revenue has almost doubled between 1994 and 2016.  Source: IQVIA EHR market share data as of June 2019   % Market Share

 EHRs are a Mature Market  What is the market demanding?  01  05  Consumer/Patient Engagement Solutions  Predictive Analytics and Optimization Solutions  03  07  Care Coordination between Traditional and Post-Acute Care  Basic Clinical and Practice Management Solutions outside the U.S.  02  06  Financial Decision Support Systems, Real-Time Resource Allocation  Revenue Cycle Solutions and Services  04  Personalized Medicine Solutions  08  Data Driven Solutions at the Point of Care for Payer and Life Science companies

Our Investments in New Platforms Allow Us to Meet These New Demand Drivers

Machine Learning & Cloud

Next Generation EHR with Northwell

Consumer/Care Coordination

FollowMyHealth, HealthGrid, Careport

Open Application Ecosystem

Allscripts Developer Program

Precision Medicine

2bPrecise

Interoperability

dbMotion

Data and Analytics

Veradigm

© 2020 Allscripts Healthcare, LLC and/or its affiliates.

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 A R E A S  B E S T I N C L A S S   C O M P E T I T I V E   Patient Engagement      Financial Decision Support       Care Coordination       Personalized Medicine       Predictive Analytics and Optimization       Revenue Cycle Solutions and Services      Clinical and Practice Management Solutions outside the U.S.      Data Driven Solutions at the Point of Care for Payers and Life Science Companies      Allscripts is Well Positioned in These Areas

Growth Platforms Are Differentiated from Other EHR Companies

Allscripts

EHR Adjacent Growth Platforms

- ~10% of revenue
- Patient engagement, care coordination and precision medicine
- Solves key problems for providers as they look to engage patients, improve quality of care, and manage shift to value based care
- Clients are providers inside and outside EHR installed base

Veradigm

- ~10% of revenue
- One of the leading players in high growth payer and life sciences markets
- High margin recurring revenue derived from data-driven actionable insights from best-in-class analytics, and integrated with point of care technology solutions
- Clients are health plans, biopharma companies and physician practices

High growth

© 2020 Allscripts Healthcare, LLC and/or its affiliates.

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EHR Adjacent Platforms Provide Multiple Streams of High Margin Growth Opportunities

FollowMyHealth®

Patient engagement
Serving the ambulatory and acute care environments, FollowMyHealth is a customizable patient engagement platform that improves the quality of care, outcomes and patient satisfaction

CarePort
An Allscripts Company

Care coordination
Increase of risk-based contracting raising the importance of care coordination between traditional health care and post-acute

2bPrecise

Personalized medicine
Continued push of personalized medicine into mainstream clinical care boosting need to bridge between lab testing and clinical care veradigm

Payer and life sciences
Largest source of deidentified patient data and unique portfolio provides data-driven actionable insights, derived from best-in-class analytics, and integrated with point of care technology solutions

- Growing faster than clinical EHR systems
- Recurring revenue with high margins
- EHR agnostic
- Sold inside and outside the Allscripts EHR installed base
- Cloud based tech stack

© 2020 Allscripts Healthcare, LLC and/or its affiliates.

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Veradigm Solutions Address Key Needs for Payer & Life Sciences Companies

Business	Health Plans	Clinical Workflow	Life Sciences	Practice Fusion
Addressable Market	~$5B	~$8B	~$20B	~$3B
Customers	Regional & National Payers, PBMs (MA, Medicaid, ACA, Commercial)	Providers, Life Sciences, HCIT partners	Life Sciences Data, Real World Evidence, Clinical Research and Emerging Data Markets	Independent Practices (1-10 segment)
Core Products	• Risk Adjustment Analytics • Data Exchange • Chart Retrieval • Provider Messaging	• ePrescribe/EPCS • Messaging Solutions • Price Transparency • Rx Specialty Hub	• Integrated Data • Advanced Analytics • Research Network • Health Economic Studies	• Cloud based Ambulatory EHR • +23,000 Practices
Veradigm Advantage	• Close Gaps in Care • Bi-directional data connectivity • Enterprise risk adjustment • Quality platform	• Streamline clinical workflows • Improve outcomes • Reduce patients' out-of-pocket	• Data Asset (+150M Patients) • Acute and Ambulatory Footprint • Point of Care Access to Providers • NextGen Partnership	• Scalable, value based EHR platform
Competition	OPTUM, inovalon, CHANGE HEALTHCARE, CENTAURI HEALTH SOLUTIONS	DrFirst, Lash Group, connective Rx, McKESSON	COVANCE, IQVIA, PAREXEL, PPD, DRG	virence, kareo, AdvancedMD

© 2020 Allscripts Healthcare, LLC and/or its affiliates.

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   Veradigm Has Significant Momentum Heading into 2020   Building an ecosystem of connected partners, creating a learning platform of health  EvalyticaCloud-based analytics platform  Practice Fusioncloud-based EHR   Announcing Veradigm Health  Partnership with Microsoft  Exclusive Partnership withNextGen  Acquisition:ACC Pinnacle Registry  Acquisition:ZappRx Specialty  Exclusive Partnership withKomodo Health  2/18  2/18  11/18  1/19  2/19  6/19  6/19  8/19  FDA SentinelCollaboratingPartner  9/19  FEBRUARY 2018  SEPTEMBER 2019

 Financial Update

 2019 Preliminary Results   $1,090 million to $1,110 million (up 13%-15%), an increase from the prior outlook of $1,050 million to $1,100 million  GAAP and Non-GAAP revenue is expected to be between $450 million to $455 million (up 2%-3% YoY on a non-GAAP basis)  Reaffirming 2019 non-GAAP EPS outlook provided on November 4, 2019  2019 Bookings  4Q19 Revenue  2019 Non-GAAP EPS  Note: Based on our January 14, 2020 disclosure.

 Strong Bookings Provide the Foundation for Top Line Growth  (1) Reflects midpoint of 2019 guidance of $1,090 to $1,110 million.Dollars in millions.     ~14% Growth  Momentum broad-based and balanced across inpatient, outpatient and Veradigm   Pipeline of new deals remains strong heading into 2020  Indicator of improved revenue growth

Free Cash Flow is Expected to Improve Significantly in 2020

More Normalized FCF Conversion of ~60% of Non-GAAP Net Income (1)

- 2019 had significant negative free cash flow items that will not repeat or will decline significantly in 2020
  - ~$30M related to Netsmart tax liability
  - ~$50M related to transaction, severance and legal costs
- Optimization of hosting infrastructure

Balanced Capital Allocation of Share Repurchase and M&A

- $102M remaining under existing share repurchase authorization
- M&A is expected to focus on Veradigm and other EHR adjacent opportunities

(1) Excludes impact from payments related to the Practice Fusion DOJ settlement.

© 2020 Allscripts Healthcare, LLC and/or its affiliates.

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Investment Considerations  We enable providers, payers and life science companies to optimize value at the point of care  Robust, diversified and award-winning solutions portfolio  Flexible balance sheet with capacity for investment and capital returns  High recurring revenue model  Track record of successful capital deployment  Future growth opportunities distinguishes from EHR peers  Significant operating leverage

 Appendix: Non-GAAP Financial Measures

 Non-GAAP Financial Measures  This presentation includes references to non-GAAP revenue, non-GAAP earnings per share, Adjusted EBITDA, and free cash flow, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Each of these measures are not considered financial measures under generally accepted accounting principles in the United States (“GAAP”). The definitions of these non-GAAP financial measures are as follows:Non-GAAP revenue consists of GAAP revenue, as reported, and adds back recognized deferred revenue from acquired businesses and non-material consolidated affiliates that is eliminated for GAAP purposes due to purchase accounting adjustments.Adjusted EBITDA consists of GAAP net income (loss), as reported, and adjusts for: acquisition-related deferred revenue adjustments; depreciation and amortization; stock-based compensation expense; transaction-related and other costs; non-cash asset and long-term investment impairment charges; gain on sale of business, net; interest expense and other, net; equity in net earnings of unconsolidated investments; and tax (benefit) provision.Non-GAAP net income consists of GAAP net income/(loss), as reported, and adds back: acquisition-related deferred revenue adjustments; acquisition-related amortization; stock-based compensation expense; transaction-related and other costs; non-cash asset and long-term investment impairment charges; non-cash charges to interest expense and other; gain on sale of business, net; equity in net earnings of unconsolidated investments; and the related tax effect of the aforementioned adjustments. Non-GAAP net income also includes a tax rate alignment adjustment.Non-GAAP earnings per share consist of non-GAAP net income, as defined above, divided by weighted average diluted shares outstanding in the applicable period.Free cash flow consists of GAAP cash flows provided by operating activities in the applicable period, net of capital expenditures and capitalized software costs.Management also believes that non-GAAP measures provide useful supplemental information to management and investors regarding the underlying performance of Allscripts business operations. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP measures to measure achievement under Allscripts stock and cash incentive compensation plans. Note, however, that non-GAAP revenue, non-GAAP earnings per share, and Adjusted EBITDA are performance measures only, and they do not provide any measure of cash flow or liquidity. Allscripts considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after capital expenditures and capitalized software costs. Free cash flow provides management and investors a valuable measure to determine the quantity of capital generated that can be deployed to create additional shareholder value by a variety of means. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained in the Appendix to this presentation.   For the purpose of providing financial guidance, the company does not reconcile non-GAAP revenue, non-GAAP earnings, Adjusted EBITDA or non-GAAP earnings per share guidance to the corresponding GAAP financial measures. Allscripts does not provide guidance for the various reconciling items since certain items that impact GAAP revenue and net income are either outside of its control and/or cannot be reasonably predicted. These are available on Allscripts investor relations website (http://investor.allscripts.com).